UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): 10/15/2025

LEMONADE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39367	32-0469673
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5 Crosby Street, 3rd Floor
New York, NY 10013
(Address of principal executive offices) (Zip Code)
(844) 733-8666
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	LMND	New York Stock Exchange
Warrants to purchase common stock	LMND.WS	New York Stock Exchange American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2025, the Board, upon the recommendation of its Nominating and Corporate Governance Committee, appointed Mr. Prashant Ratanchandani to the Board effective October 15, 2025. Mr. Ratanchandani will serve as a Class II director for a term expiring at the Company’s annual meeting of stockholders to be held in 2028, until his successor is duly elected and qualified or his earlier death, disqualification, resignation or removal.

Mr. Ratanchandani is eligible to participate in the Company’s Non-Employee Director Compensation Policy, which provides for: (i) an annual cash retainer of $30,000 for serving on the Board, earned on a quarterly basis; (ii) an initial equity-based award of restricted stock units (the “Initial Award”) in an amount equal to $175,000 that vests in equal annual installments over three years following the grant date, subject to his continued service on the Board through each such vesting date; and (iii) following each annual meeting of the Company’s stockholders, an annual equity-based award of restricted stock units in an amount of $150,000 that vests on the first anniversary of the date of grant, subject to his continued service on the Board through such vesting date.

Mr. Ratanchandani has entered into the Company’s standard indemnification agreement for directors and officers.

There is no arrangement or understanding pursuant to which Mr. Ratanchandani was appointed to the Board. There are no family relationships between Mr. Ratanchandani and any director or executive officer of the Company as defined in Item 401(d) of Regulation S-K, and Mr. Ratanchandani has no direct or indirect material interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEMONADE, INC.

Date: October 15, 2025	By:	/s/ Tim Bixby
Tim Bixby
Chief Financial Officer